                                                                  EXHIBIT (b)(2)

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------------------------------------------------
Summary Transaction Statistics
(Dollars in thousands)                                                   PTI            Price Per Share
                                                                      Per Share             Offered
       Deal Statistics                                                   Data               $25.50
       -----------------------------------------------------------   -------------      ----------------
                            Purchase Price(1)                                               $947,637

                            Transaction Value(2)                                            $993,887

                  Premium to(3):
                            Market 3/19/99 ($24.94)                                              2.2%

                            Ten Days Prior ($19.75)                                             29.1%

                            Twenty Days Prior ($19.75)                                          29.1%

                            Thirty Days Prior ($19.81)                                          28.7%

                            Sixty Days Prior ($14.00)                                           82.1%

       LTM Statistics(1)
       -----------------------------------------------------------

                  LTM Net Revenue(4)                                      $6.19                  4.3x

                  LTM Cash Flow(5)                                        $1.37                 18.6x

                  LTM Earnings                                            $0.59                 43.2x

       Estimated 1999 Earnings(6)
       -----------------------------------------------------------

                  First Call Consensus EPS                                $0.77                 33.1x



       Notes:
       ----------------------------------------
       (1) Assumes 37.16 million fully diluted shares, calculated using the treasury stock method at a share price of $25.50
       (2) Transaction value defined as aggregate purchase price plus PTI debt at 12/31/98 of $84mm less PTI 12/31/98 cash of $37.8mm
       (3) Represents premiums to share prices at respective points in time
       (4) Revenue is net of interchange and assessments
       (5) Cash flow is defined as Net Income plus Depreciation and Amortization
       (6) For calendar year



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                                                                               1

Project Alpha Valuation Analysis
----------------------------------------------------------------------------------------------------------------------------
Recent Paymentech Stock Price Performance

                                                                    Percentage Increase (Decrease) in Market Value
                                                                  ----------------------------------------------------
                                                                                                            Core
 For the periods ending 3/19/99 and beginning:                       PTI(1)             S&P 500        Peer Group(2)
----------------------------------------------------------------  --------------      ------------     ---------------
            Ten Days Prior  (3/8/99)                                   26.3%              1.3%               (0.1)%

            Twenty Days Prior  (2/22/99)                               26.3               2.1                (0.1)

            Thirty Days Prior  (2/5/99)                                25.9               4.8                (0.2)

            Sixty Days Prior  (12/22/98)                               78.1               8.0                (0.1)


Notes:
-----------------------------------------------
Source: Bloomberg, unless otherwise stated

(1) Paymentech's closing stock price on 3/19/99 was $24.94
(2) Core peer group includes Concord EFS, First Data, National Data, and Nova .
    Source: Reporter



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                                                                               2

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Peer Group-Summary Market Data

                                        Market      As a %      F.D. Mkt.              Price/EPS (1)
                                        Price       of LTM        Value       ------------------------------
            Companies                  3/19/99       High         ($MM)        LTM (2)     1999E      2000E
   ------------------------------     --------    ---------    ---------      ---------   -------   --------
   Concord EFS, Inc.                   $28.69        65.4%      $2,922           44.1 x    31.2 x     23.0 x
   First Data Corporation               41.44        93.1       18,359           26.6      23.9       21.3
   National Data Corporation (5)        38.25        69.2        1,286           21.0      17.1       14.2
   National Processing, Inc.             5.13        38.7          260           17.1      12.8       11.1
   Nova Corporation                     22.50        59.4        1,648           29.6      19.7       13.0
   Total Systems Services, Inc.         18.63        71.0        3,614           66.5      54.8       51.7
                               ------------------------------------------------------------------------------
   Total Peer Group             Mean                 66.1%      $4,682           34.2 x    26.6 x     22.4 x
                                Median               67.3        2,285           28.1      21.8       17.7
                                High                 93.1       18,359           66.5      54.8       51.7
                                Low                  38.7          260           17.1      12.8       11.1
                               ------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------
   Core Peer Group(6)           Mean                 71.8%      $6,054           30.3 x    23.0 x     17.9 x
                                Median               67.3        2,285           28.1      21.8       17.7
                                High                 93.1       18,359           44.1      31.2       23.0
                                Low                  59.4        1,286           21.0      17.1       13.0
                               ------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------
   Paymentech, Inc @ 3/19/99    (7)    $24.94        97.8%        $927           40.9 x    32.4 x     27.7 x
   PTI Closing Price @  3/8/99         $19.75        77.5%        $734           32.4 x    25.6 x     21.9 x
   ----------------------------------------------------------------------------------------------------------
                                                  F.D. Mkt Value/
                                           -------------------------------                5 Year
                                            Cash                  LTM         EBITDA      Growth     1999E PEG
            Companies                       Flow    EBITDA     Revenues(3)    Margin      Rate (4)     Ratio
   ------------------------------         -------  --------   ------------   --------    ---------   ---------
   Concord EFS, Inc.                        25.5 x   21.7 x        NA x        35.9%        30.0%        103.9 x
   First Data Corporation                   14.5     10.6         3.6          33.7         13.0         184.2
   National Data Corporation (5)            10.4      7.0         1.7          24.8         20.0          85.4
   National Processing, Inc.                 7.5      5.6         0.8          14.3         15.0          85.4
   Nova Corporation                         16.1     15.1          NA           9.5         30.0          65.7
   Total Systems Services, Inc.             40.4     31.7         9.1          28.8         25.0         219.1
                                --------------------------------------------------------------------------------
   Total Peer Group             Mean        19.0 x   15.3 x       3.8 x        24.5%        22.2%        124.0%
                                Median      15.3     12.9         2.7          26.8         22.5          94.7
                                High        40.4     31.7         9.1          35.9         30.0         219.1
                                Low          7.5      5.6         0.8           9.5         13.0          65.7
                                --------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------
   Core Peer Group(6)           Mean        16.6 x   13.6 x       2.7 x        26.0%        23.3%        109.8%
                                Median      15.3     12.9         2.7          29.3         25.0          94.7
                                High        25.5     21.7         3.6          35.9         30.0         184.2
                                Low         10.4      7.0         1.7           9.5         13.0          65.7
                                --------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
   Paymentech, Inc @ 3/19/99    (7)         18.2 x   12.4 x       4.0 x        32.4%        17.0%        190.5%
   PTI Closing Price @  3/8/99              14.4 x    9.8 x       3.2 x        32.4%        17.0%        150.9%
   -------------------------------------------------------------------------------------------------------------

   Notes:
   ------------------------------------
   (1) For calendar year ended December 31. Source of estimates: First Call database March 19, 1999. 2000 estimates implied from long term growth rate where necessary
   (2) For calendar year ended December 31. Source of estimates: First Call Consensus 3/19/99
   (3) Multiples to revenue include companies reporting net revenues.
   (4) Source:  First Call Consensus
   (5) National Data Corporation operates on a fiscal year ended May 31. Earnings estimates are for the calendar years ended December 31.
   (6) Core Peer Group includes CEFT, FDC, NDC, NIS
   (7) PTI operates on a fiscal year ended June 30. Earnings estimates are from First Call for the calendar years ended December 31.



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                                                                               3



Project Alpha Valuation Analysis
-----------------------------------------------------------------------------------------------------------------------------------
Public Peer Group Analysis

                                                                                                  Imputed PTI Equity Value based
                                      PTI Data                                     Imputed          On Core Peer Group Median
                             ----------------------------          Core Peer       Multiples @   ----------------------------------
Item                         Aggregate         Per Share(2)         Multiple        $25.50          Aggregate         Per Share(2)
--------------------------   -------------    -------------      ---------------   ------------   ---------------     --------------
LTM Net Revenue               $229,982             $6.19             2.7x              4.3x          $620,951              $17.95(3)

LTM Cash Flow                   51,046              1.37            15.3x             18.6x           781,004               21.02

LTM Earnings                    21,961              0.59            28.1x             43.2x           617,104               16.61



Estimated 1999 Earnings(1)
--------------------------
    First Call Consensus EPS   $28,615             $0.77            21.8x             33.1x          $623,805              $16.79

--------------------------------------------------------------------------------------------
         Market Value of PTI(2)

                    3/19/99                          $926,826            $24.94

                     3/8/99                          $733,954            $19.75
--------------------------------------------------------------------------------------------

Notes:
---------------------------------------------------
(1) For calendar year
(2) Assumes 37.16 million fully diluted shares
(3) Per share value adjusted for net debt of $46.3mm

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                                                                               4

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Precedent Transaction Analysis (1997 - Present)
(Dollars in thousands)



                                                                                                Multiples of Purchase Price
                                                                                             ----------------------------------
                                                                                   Target
   Date                Target /                 Purchase       Transaction         EBITDA     LTM Net     Projected       Cash
 Completed            Acquiror                   Price           Value (1)         Margin     Income     Net Income(2)   Flow(3)
------------      -----------------            -----------      -----------       --------   --------    -----------   ----------

 12/22/98       USCS International/             $864,628          $855,043          20.4%       45.2 x       32.2 x      18.7 x
                DST Systems, Inc.

 12/22/98 (a)   BA Merchant Services Inc./       997,674 (b)       968,248 (b)      41.8        25.2         19.7        17.9
                Bank of America

 12/16/98 (a)   Envoy Corporation/             1,400,000         1,378,550          31.5         NM          44.8        35.2
                Quintiles Transnational Corp.

 12/14/98       BRC Holdings Inc/                261,983           260,912          17.3        19.6          NA        11.3
                Affiliated Computer Services

 11/23/98 (a)   Electronic Payment Services/     918,816         1,033,641          38.1        37.1         30.9       15.5
                Concord EFS, Inc

 10/19/98       SPS Transaction Services /       896,000           895,774          27.6        21.4         18.0       16.9
                Associates First Capital

  9/25/98       PMTS Services/                 1,086,027         1,049,582          15.5        48.9         36.5       28.5
                Nova Corp.

   4/6/98       Moneygram /                      286,501           265,961          11.4        24.5         22.9       14.3
                Viad

  1/16/98       Checmate Electronics /            49,952            49,725           6.2       146.9*        26.4       22.4
                International Verifact

  1/14/98       Boston Technology /              873,900           884,612          17.2        47.9         33.3       30.9
                Comverse Technology Inc.

 12/16/97       Computer Data Systems, Inc.  /   290,569           334,742           8.3        25.3         19.6       15.6
                Affiliated Computer Services



                                                Multiples of Transaction Value         Premium to Market
   Date                Target /               -----------------------------------     ------------------
 Completed            Acquiror                 Revenue       EBITDA        EBIT         1-Day     30-Day
------------      -----------------           --------     --------      --------     --------   --------
 12/22/98       USCS International/
                DST Systems, Inc.                2.8 x        13.7 x       24.2 x    44.2 %       56.9 %

 12/22/98 (a)   BA Merchant Services Inc./
                Bank of America                  5.4          12.8         16.2      47.1(c)      56.2 (c)

 12/16/98 (a)   Envoy Corporation/
                Quintiles Transnational Corp.    8.0          25.3         76.3 *    27.2         81.4

 12/14/98       BRC Holdings Inc/
                Affiliated Computer Services     2.1          12.4         23.5      16.9         28.8

 11/23/98 (a)   Electronic Payment Services/
                Concord EFS, Inc                 4.5          11.8         19.5       NA           NA

 10/19/98       SPS Transaction Services /
                Associates First Capital         3.2          11.5         13.4      (3.0)        18.5

  9/25/98       PMTS Services/
                Nova Corp.                       3.0          19.4         27.4       0.0          7.0

   4/6/98       Moneygram /
                Viad                             1.9          16.5         34.1       9.2         34.7

  1/16/98       Checmate Electronics /           1.5          24.2        303.2 *    14.6         47.1
                International Verifact

  1/14/98       Boston Technology /              4.0          23.4         31.9      (0.3)        10.4
                Comverse Technology Inc.

 12/16/97       Computer Data Systems, Inc./     1.0 *        11.9         15.9      30.9         58.5
                Affiliated Computer Services

Notes:
------------------------------

(a) Pending

(b) Purchase price represents 100% of shares outstanding on 9/30/98. Actual price was $333,486 for minority shares outstanding

(c) Premium to market value represents premium to close price(s) 1 day and 30 day average prior to public announcement, on 10/22/98

(d) Estimated net income based on 20% growth of annualized nine month 9/30/98 net income of $24.8mm

(1) Equals aggregate purchase price of equity plus total debt assumed less balance sheet cash and cash equivalents.

(2) Based upon IBES estimates of net earnings for the next fiscal year after transaction.

(3) Equals net income from continuing operations plus depreciation and amortization.

  * Indicates values excluded from summary calculations as outlier or lack of data.

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                                                                               5


Project Alpha Valuation Analysis
------------------------------------------------------------------------------------------------------------------------
Precedent Transaction Analysis (1997 - Present) (cont'd)
(dollars in thousands)



                                                                                              Multiples of Purchase Price
                                                                              Target       -------------------------------
   Date              Target /                  Purchase      Transaction      EBITDA      LTM Net     Projected      Cash
 Completed           Acquiror                   Price          Value (1)      Margin      Income      Net Income(2) Flow(3)
------------ --------------------------       -----------    -----------     --------    --------     ------------- --------
 12/22/97    Premenos Corp. /                  $142,247       $155,534          20.1%     122.6 *       9.6 *       32.2 x
             Harbinger Corp.

 12/23/97    HPR Inc. /                         350,000        336,056          31.2       49.9        34.9         41.3
             HBO & Company

 11/25/97    Medic Computer Systems /           922,800        850,500          18.7       41.5        27.3         34.1
             MISYS Plc

  8/15/97    BBN Corp./                         616,000        584,728          NM         NM          NM            NM
             GTE Corp.

  6/26/97    VeriFone /                       1,801,000      1,132,605          16.9       30.1        28.0         18.9
             Hewlett Packard

  7/11/97    American List Corporation /        125,000        124,154          65.1       16.9        17.0         15.7
             Snyder Communications

  5/30/97    BHC Financial /                    212,000        197,924          50.0       12.1        21.0         10.9
             Fiserv Corporation

  1/24/97    Alltel Information Svs - Healthcan 154,000        154,000          NA         NA           NA           NA
             Integrated Healthcare Solutions
                                                          ------------------------------------------------------------------------
                 Summary Calculations-All Transactions       Mean                25.7 %     31.8 x      27.5 x      22.4 x
                                                             Median              20.1       27.7        27.3        18.7
                                                             High                65.1       49.9        44.8        41.3
                                                             Low                  6.2       12.1        17.0        10.9
                                                          ------------------------------------------------------------------------

                                                          ------------------------------------------------------------------------
                  Summary Calculations-Core Comparable       Mean               28.7 %      35.6 x      27.5 x      19.5 x
                                  Shaded Transactions        Median             27.6        37.1        30.9        17.9
                                                             High               41.8        48.9        36.5        28.5
                                                             Low                15.5        21.4        18.0        15.5
                                                          ------------------------------------------------------------------------


                                            Multiples of Transaction Value   Premium to Market
  Date               Target /                ------------------------------    -----------------
Completed          Acquiror                 Revenue     EBITDA       EBIT      1-Day     30-Day
----------        -----------              ----------  --------    -------   --------  ---------
12/22/97       Premenos Corp. /               4.0 x      20.0 x     34.5 x     23.7 %     (4.2)%
               Harbinger Corp.

12/23/97       HPR Inc. /                     8.6        27.5       31.3       14.4       23.3
               HBO & Company

11/25/97       Medic Computer Systems /       4.0        21.5       24.5        7.7       29.3
               MISYS Plc

8/15/97        BBN Corp./                     1.8         NM         NM        26.1       64.5
               GTE Corp.

6/26/97        VeriFone /                     2.4        14.2      20.1        56.8       35.0
               Hewlett Packard

7/11/97        American List Corporation /    6.5        10.0       10.5        14.5        6.2
               Snyder Communications

5/30/97        BHC Financial /                2.1         4.2 *      4.4 *        67.5       82.3
               Fiserv Corporation

1/24/97        Alltel Information Svs-        1.5 *        NA      114.9 *
               Healthcan Integrated
               Healthcare Solutions



                                                           -----------------------------------------------------------------------
                    Summary Calculations-All Transactions     Mean          3.9 x     17.3 x      23.3 x    23.4 %    37.4 %
                                                              Median        3.2       15.3        23.8      16.9      34.7
                                                              High          8.6       27.5        34.5      67.5      82.3
                                                              Low           1.5       10.0        10.5      (3.0)     (4.2)
                                                           -----------------------------------------------------------------------


                                                           -----------------------------------------------------------------------

                    Summary Calculations-Core Comparable      Mean         3.8 x      13.8 x      20.1 x    22.1 x    34.7 %
                                    Shaded Transactions       Median       3.2        12.8        19.5      22.1      37.4
                                                              High         5.4        19.4        27.4      47.1      56.9
                                                              Low          2.8        11.5        13.4      (3.0)     7.0
                                                           -----------------------------------------------------------------------


Notes:
----------------------
(1) Equals aggregate purchase price of equity plus total debt assumed less balance sheet cash and cash equivalents.

(2) Based upon IBES estimates of net earnings for the next fiscal year after transaction.

(3) Equals net income from continuing operations plus depreciation and amortization.

* Indicates values excluded from summary calculations as outlier or lack of data.

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                                                                               6

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Imputed Values Based on Full Control Acquisition Precedent Transactions

                                                                       Median Transaction        Imputed
                                               PTI Data                     Multiples            Multiples @
                                     -----------------------------   ------------------------
      Item                             Aggregate     Per Share(1)     All (2)      Core(3)        $25.50
      ---------------------------    --------------  -------------   -----------  -----------   -----------
      LTM Net Revenue                  $229,982          $6.19          3.2x         3.2x          4.3x

      LTM Cash Flow                      51,046           1.37         18.7x        17.9x         18.6x

      LTM Earnings                       21,961           0.59         27.7x        37.1x         43.2x

      Premium to Market
      ---------------------------

           Average Thirty Days Prior                    $20.19         34.7%        37.4%         26.3%


                                                       Imputed PTI Equity Value based
                                                         On Precedent Transactions
                                     ----------------------------------------------------------------
                                          All            All Per           Core           Core Per
      Item                           Aggregate(2)       Share(1)       Aggregate(3)       Share(1)
      ---------------------------    --------------     ----------     -------------     -----------
      LTM Net Revenue                   $735,942         $21.05(4)       $735,942          $21.05(4)

      LTM Cash Flow                      954,560          25.69           913,723           24.59

      LTM Earnings                       608,320          16.37           814,753           21.92

      Premium to Market
      ---------------------------

           Average Thirty Days Prior                     $27.20                            $27.74


      Notes:
      ---------------------------
      (1) Assumes 37.16 million fully diluted shares
      (2) All relevant precedant transactions since January 1, 1997
      (3) Core comparable transactions since January 1, 1997, includes:
          USCS/DST, BPI/BA, EPS/CEFT, SPS/AFC, PMTS/NIS
      (4) Per share value adjusted for net debt of $46.3mm

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                                                                               7

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Selected Minority Interest Transactions(1)

                                                                           Median          Imputed
                                                          PTI             Minority        Premiums @          Imputed
           Premium to Market(2)                      Stock Price(3)       Premiums          $25.50          Share Price
           -------------------------------------     --------------      ----------       ----------        ------------
           Since January 1996 (33 transactions)

                One Week Prior                           $23.00            23.1%            10.9%              $28.31

                Four Weeks Prior                         $19.75            26.8%            29.1%              $25.04



Notes:
---------------------------------------------------------
Source:  Securities Data Corporation, 1996-YTD 1999
(1) Transactions with an aggregate value of $50mm or greater, with a single majority shareholder owning 51% - 89% of target on the announcement date of the acquisition of outstanding minority interest
(2) Premium represents price one trading day, five trading days or 20 trading days prior to the announcement to final offer price (3) For PTI represents price on 3/15/99 and 2/22/99, respectively



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                                                                               8

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Analysis of Selected Acquisitions of Minority Interests
(Deals as of January 1996 from SDC Database)

                                                                                                 % Held
                                                                                                    at    Final    Trans
Date                                                                                               Date   Offer    Value
Ann'd                    Target                                 Acquiror                           Ann.    Price   ($ mil)
--------------------------------------------------------------------------------------------------------------------------
10/27/98      Citizens Corp(Hanover Ins Co)           Allmerica Financial Corp                     81.8%   $33.25  $212.4
9/23/98       J&L Specialty Steel Inc                 Usinor SA                                    53.5      6.38   115.0
8/24/98       Tele-Commun Intl(Tele-Commun)           Liberty Media(Tele-Commun)                   81.1     20.77   379.1
4/30/98       Mycogen Corp(Dow AgroSciences)          Dow AgroSciences(Dow Chemical)               61.1     28.00   355.2
3/27/98       Intl Specialty Prods                    ISP Holdings Inc                             79.9     18.25   324.5
3/17/98       BET Holdings Inc                        Investor Group                               57.9     63.00   462.3
3/10/98       IP Timberlands Ltd                      IP Forest Resources Co                       84.4         -    99.5
3/5/98        XLConnect Solutions Inc                 Xerox Corp                                   69.7     20.00    93.0
1/22/98       BT Office Products Intl Inc             Buhrmann NV                                  70.0     13.75   138.1
1/20/98       NACT Telecommunications(GST)            World Access Inc                             61.0     17.50    53.1
1/8/98        Rayonier Timberlands LP                 Rayonier Inc                                 74.7     13.00    65.8
9/18/97       Guaranty National Corp                  Orion Capital Corp                           77.3     36.00   117.2
6/26/97       Rhone-Poulenc Rorer Inc                 Rhone-Poulenc SA                             63.1     97.00 4,831.6
6/20/97       Wheelabrator Technologies Inc           Waste Management Inc                         65.4     16.50   869.7
6/3/97        Faulding Inc(FH Faulding & Co)          FH Faulding & Co Ltd                         62.0     13.50    77.3
6/2/97        Acordia Inc(Anthem Inc)                 Anthem Inc                                   60.8     40.00   193.2
5/22/97       Chaparral Steel Co(Texas Ind)           Texas Industries Inc                         81.3     15.50    72.8
2/25/97       Fina Inc                                Petrofina SA                                 85.3     60.00   257.0
2/20/97       NHP Inc(Apartment Investment)           Apartment Investment & Mgmt Co               53.3     19.72   114.5
2/18/97       Contour Medical(Retirement)             Sun Healthcare Group Inc                     65.3      8.50    55.2
1/28/97       Calgene Inc(Monsanto Co)                Monsanto Co                                  56.3      8.00   242.6
1/21/97       Mafco Consolidated Grp(Mafco)           Mafco Holdings Inc                           85.0     33.50   116.8
1/13/97       Zurich Reinsurance Centre               Zurich Versicherungs GmbH                    66.0     36.00   319.0
12/17/96      Allmerica Property & Casualty           Allmerica Financial Corp                     59.3         -   816.9
11/27/96      Central Tractor Farm & Country          JW Childs Equity Partners LP                 61.3     14.25    56.7
10/10/96      WCI Steel Inc(Renco Group Inc)          Renco Group Inc                              84.5     10.00    56.5
9/9/96        Crocker Realty Trust Inc                Highwoods Properties Inc                     73.6     11.88    76.1
8/26/96       Bankers Life Holding(Conseco)           Conseco Inc                                  88.4     25.00   120.8
                                                          Premium Prior to   Common
                                                             Ann'd Date      Shares
Date                                                      ----------------   Acq'd
Ann'd                         Target                       1 wk     4 wks    (mil)       Acquisition Technique
----------------------------------------------------------------------------------------------------------------------------
10/27/98      Citizens Corp(Hanover Ins Co)                 17.2%    20.9%     6.4  NA
9/23/98       J&L Specialty Steel Inc                      112.5     37.8     18.0  Tender Offer Tender/Merger
8/24/98       Tele-Commun Intl(Tele-Commun)                 (4.5)    (9.9)    20.1  Stock Swap
4/30/98       Mycogen Corp(Dow AgroSciences)                40.0     52.4     15.8  Tender Offer Tender/Merger
3/27/98       Intl Specialty Prods                           1.7     14.5     20.3  Stock Swap
3/17/98       BET Holdings Inc                              58.5     58.2      7.8  Acquiror Incl Mgt and invt grp going pvt
3/10/98       IP Timberlands Ltd                                               7.2  NA
3/5/98        XLConnect Solutions Inc                       15.1     22.1      5.8  NA
1/22/98       BT Office Products Intl Inc                   78.9     78.9     10.0  Divestiture
1/20/98       NACT Telecommunications(GST)                  12.5     16.7      3.5  Stock Swap
1/8/98        Rayonier Timberlands LP                       25.3     17.5      5.1  NA
9/18/97       Guaranty National Corp                        23.9     27.7      3.6  Tender Offer Tender/Merger
6/26/97       Rhone-Poulenc Rorer Inc                       22.8     29.3     53.1  Tender Offer Tender/Merger
6/20/97       Wheelabrator Technologies Inc                 28.2     30.7     55.4  NA
6/3/97        Faulding Inc(FH Faulding & Co)                22.7     45.9      5.7  NA
6/2/97        Acordia Inc(Anthem Inc)                       11.5     26.0      5.6  Going Private Tender Offer Tender/ Merger
5/22/97       Chaparral Steel Co(Texas Ind)                 25.3     29.2      5.6  NA
2/25/97       Fina Inc                                      18.5     21.5      4.3  NA
2/20/97       NHP Inc(Apartment Investment)                 25.2     16.9      6.1  Stock Swap
2/18/97       Contour Medical(Retirement)                   47.8     58.1      4.0  NA
1/28/97       Calgene Inc(Monsanto Co)                      60.0     60.0     29.6  Tender Offer Tender/Merger
1/21/97       Mafco Consolidated Grp(Mafco)                 23.5     27.6      3.5  Going Private
1/13/97       Zurich Reinsurance Centre                     18.5     11.6      8.9  NA
12/17/96      Allmerica Property & Casualty                                   24.4  NA
11/27/96      Central Tractor Farm & Country                17.5     18.8      4.3  Going Private Financial Acquiror
10/10/96      WCI Steel Inc(Renco Group Inc)                29.0     77.8      5.7  Going Private Tender Offer Tender/ Merger
9/9/96        Crocker Realty Trust Inc                      20.3     21.8      7.5  NA
8/26/96       Bankers Life Holding(Conseco)                 10.5     11.7      5.8  NA


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                                                                               9

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Analysis of Selected Acquisitions of Minority Interests
(Deals as of January 1996 from SDC Database)

                                                                                                 % Held
                                                                                                    at    Final    Trans
Date                                                                                               Date   Offer    Value
Ann'd                         Target                                 Acquiror                      Ann.   Price   ($ mil)
--------------------------------------------------------------------------------------------------------------------------
8/26/96       North Carolina Railroad Co              North Carolina                               75.0%   $66.00   $70.7
8/8/96        Roto-Rooter Inc(Chemed Corp)            Chemed Corp                                  54.9     41.00    93.6
7/3/96        Golden Poultry Co Inc                   Gold Kist Inc                                75.0     14.25    52.1
5/27/96       SyStemix Inc(Novartis AG)               Novartis AG                                  67.8     19.50   107.6
3/29/96       Great American Mgmt & Invt Inc          Equity Holdings, Chicago, IL                 84.3     50.00    63.3

                                                      --------------------------------------------------------------------
                                     All Transactions                  Mean                        70.3%   $28.06  $335.7

                                                                      Median                       69.7%   $19.72  $115.0
                                                      --------------------------------------------------------------------


                                                      Premium Prior to   Common
                                                         Ann'd Date      Shares
Date                                                  -----------------  Acq'd
Ann'd                        Target                    1 wk     4 wks    (mil)              Acquisition Technique
--------------------------------------------------------------------------------------------------------------------------
8/26/96       North Carolina Railroad Co                                  1.1  Going Private
8/8/96        Roto-Rooter Inc(Chemed Corp)              12.3     11.2     2.5  Tender Offer Tender/Merger
7/3/96        Golden Poultry Co Inc                     50.0     39.0     3.7  Going Private
5/27/96       SyStemix Inc(Novartis AG)                 69.6     59.2     6.2  Tender Offer Tender/Merger
3/29/96       Great American Mgmt & Invt Inc             4.2      3.6     1.5  Going Private Tender Offer Tender/ Merger

                                                     --------------------------
                                  All Transactions      29.9%    31.2%   11.1

                                                        23.1%    26.8%    5.8
                                                     --------------------------


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                                                                              10

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis-Management Estimates
(Dollars in thousands)

                        1999      Margins       2000    Margins       2001     Margins      2002     Margins       2003      Margins
                   ---------------           -----------           ------------          ------------         ---------------
Revenues              $277,683              $310,921               $348,149              $389,843                $436,541
EBIT                    60,254       21.7%    73,398        23.6%    88,542       25.4%   105,961       27.2%     125,968      28.9%
Net Income              28,625       10.3%    36,171        11.6%    45,083       12.9%    55,577       14.3%      67,340      15.4%

--------------------------------------------------------------------------------------------------------------------------
Free Cash Flow(1)      $63,871               $73,078                $83,524               $95,373                $108,811
--------------------------------------------------------------------------------------------------------------------------
                                                    Aggregate Equity Value(2)
----------------------------------------------------------------------------------------------------------------------------------
  Terminal Value    Terminal
     Multiple       Value(3)                                                                Discount Rate
  --------------   ----------                                 --------------------------------------------------------------------
                                                                         13.0%                  14.0%                 15.0%
                                                              ---------------------   ----------------------  --------------------
      15.0 x         $1,165,341  Present Value 1999 to 2003       $289,192    34.5%      $281,616      35.1%    $274,344     35.6%
                                 PV of Terminal Value              632,501    75.5%       605,242      75.4%     579,381     75.3%
                                                              -------------           ------------            -----------
                                 Total                            $837,674               $802,839               $769,705

      17.0 x         $1,320,720  Present Value 1999 to 2003       $289,192    31.4%      $281,616      31.9%    $274,344     32.4%
                                 PV of Terminal Value              716,834    77.7%       685,941      77.6%     656,631     77.5%
                                                              -------------           ------------            -----------
                                 Total                            $922,007               $883,537               $846,956

      19.0 x         $1,476,099  Present Value 1999 to 2003       $289,192    28.7%      $281,616      29.2%    $274,344     29.7%
                                 PV of Terminal Value              801,167    79.6%       766,640      79.5%     733,882     79.4%
                                                              -------------           ------------            -----------
                                 Total                          $1,006,340               $964,236               $924,207
-----------------------------------------------------------------------------------------------------
                                        Per Share Value (4)
-----------------------------------------------------------------------------------------------------

                                                               Discount Rate
                                       --------------------------------------------------------------
                                          13.0%                  14.0%                    15.0%
                                       ------------           ------------            ---------------
Terminal Value          15.0 x             $22.54                 $21.60                  $20.71

Multiple                17.0 x             $24.81                 $23.78                  $22.79

                        19.0 x             $27.08                 $25.95                  $24.87

    ---------------------------------------------------
    (1) Free Cash Flow defined as EBIT(1-tax) plus Depreciation & Amortization less Capital Expenditures less changes in Working Capital. EBIT is tax effected at 41%
    (2)  Adjusted for $84.0 mm in bank debt
    (3) Terminal Value based on a multiple to 2004 earnings, which are projected to be $77.7 mm
    (4) Based on 37.16 million fully diluted shares outstanding. Calculated using the treasury stock method at a share price of $25.50


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                                                                              11

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Pro Forma Impact of Taxable Purchase of PTI
(Dollars in thousands)

                                                                              Calendar Year Earnings
                                                 ----------------------------------------------------------------------------
Project Alpha Valuation Analysis  / PTI                 1999        2000        2001         2002         2003        2004    CAGR
                                                 ---------------------------------------------------------------------------- ----
Purchase Scenario (0.0% stock)
      Earnings Before Acquisition
        FDC Net Income to Fully-Diluted Shares        $775,386    $873,990    $987,609  $1,115,998   $1,261,078   $1,425,018  10.7%
         Acquired Base Earnings (1)                     13,226      15,474      18,105      21,183       24,784       28,997  14.0%

      Purchase Accounting Adjustment                    $6,245      $6,245      $6,245      $6,245       $6,245       $6,245
      Goodwill Amortization                            (18,445)    (18,445)    (18,445)    (18,445)     (18,445)     (18,445)
      Interest expense                                 (15,768)    (15,768)    (15,768)    (15,768)     (15,768)     (15,768)
                                                 ----------------------------------------------------------------------------
              Net Earnings Contribution               $760,644    $861,497    $977,746  $1,109,213   $1,257,894   $1,426,047
                                                 ============================================================================

      Impact on Fully-Diluted EPS:
         Fully-Diluted (FDC Pre-Merger)(2)               $1.73       $1.95       $2.20       $2.49        $2.81        $3.18
         Fully-Diluted Pro Forma                          1.70        1.92        2.18        2.47         2.81         3.18
      -----------------------------------------------------------------------------------------------------------------------
            Percent Accretion (Dilution)                  (1.9)%      (1.4)%      (1.0)%      (0.6)%       (0.3)%        0.1%
      -----------------------------------------------------------------------------------------------------------------------

      Pre-Tax Synergies Required to Zero Dilution      $24,570     $20,822     $16,438     $11,308       $5,307           $0
      as % of PTI Service & Operating Expense             15.8%       13.4%       10.6%        7.3%         3.4%          - %
      as % of PTI Total Operating Expense                 15.8        13.4        10.6         7.3          3.4           -
      -----------------------------------------------------------------   ------------------------------------------------------
                                                           Acquisition
                Multiples to Purchase Price        PTI      Multiple                       Transaction Structure
      ----------------------------------------------------------------    ------------------------------------------------------
      Acquisition Price per Share                    $25.50                                      Financing              Rate
      Market Price per Share on 3/19/99              $24.94                                 ---------------  ----------------
      Premium to Market Price per Share                        2.2%       Cash                   $ 947,637             6.0%
      CY99E Earnings per Share                        $0.77    33.1x      Long-Term Debt                 -             6.5%
      LT Growth Rate                                    17%               Convertible Debt
      Acquisition PE/LT Growth Rate                           194.8%      C. Preferred                   -
      1999E Net Income                               28,615    33.1x      Common Stock                   -
      LTM Net Revenues                              229,982     4.3x                       ---------------
      LTM EBITDA                                     74,553    13.3x      Purchase Price         $ 947,637
      LTM EBIT                                       45,468    21.9x                       ---------------
      LTM Net Income                                 21,961    43.2x      Exchange Ratio at $25.50/share                  -
      ----------------------------------------------------------------    Pro forma shares outstanding              448,200
                                                                          Pro forma market capitalization (mm)      $18,573
                                                                          Goodwill Created                         $368,904
                                                                          ------------------------------------------------------

      (1) First Call Estimates.
      (2) First Call Estimates. Long-term Growth Rate is assumed at 13.0%.


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                                                                              12

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Adjusted Historic and Management Projected Calendar Year Income Statement (Dollars in thousands)

                                            Historical                                   Projected
                                         CYE December 31,                             CYE December 31,
                                       ----------------------       -----------------------------------------------
                                       1997(1)       1998               1999              2000              2001
                                       ---------  -----------       -----------      ------------      ------------
Revenues
   Revenue                             $202,511     $228,946          $276,988         $ 310,226         $ 347,454
   Other Income                           1,372        1,036               695               695               695
                                       ---------  -----------       -----------      ------------      ------------
     Total Revenue                      203,883      229,982    13%    277,683    21%    310,921    12%    348,149   12%

Expenses
     DP and Communication                     -            -                 -                 -                 -
     Occupancy and Equipment                  -            -                 -                 -                 -
     Other                                    -            -                 -                 -                 -
     Salaries and Employee Benefits      55,746       70,645            79,976            87,493            95,718
                                       ---------  -----------       -----------      ------------      ------------
   Operating Expenses                   137,762      155,429    13%    181,108    17%    199,750    10%    220,323   10%

EBITDA                                   66,121       74,553    13%     96,575    30%    111,171    15%    127,826   15%
Margin                                     32.4%        32.4%             34.8%             35.8%             36.7%

   Depreciation and Amortization         25,190       29,085            36,321            37,773            39,284
                                       ---------  -----------       -----------      ------------      ------------
EBIT                                     40,931       45,468    11%     60,254    33%     73,398    22%     88,542   21%
Margin                                     20.1%        19.8%             21.7%             23.6%             25.4%

   Interest                               6,135        6,177             9,589            10,491            11,477
                                       ---------  -----------       -----------      ------------      ------------
Pretax Income                            34,796       39,291    13%     50,665    29%     62,907    24%     77,065   23%

Provision for Income Taxes               13,628       17,330            22,040            26,736            31,982
                                       ---------  -----------       -----------      ------------      ------------
Net Income                              $21,168      $21,961     4%    $28,625    30%    $36,171    26%    $45,083   25%
                                       =========  ===========       ===========      ============      ============
Margin                                     10.4%         9.5%             10.3%             11.6%             12.9%

                                              Projected
                                           CYE December 31,
                                    -----------------------------           CAGR
                                         2002             2003            1999-2003
                                    ------------     ------------      -------------
Revenues
   Revenue                            $ 389,148        $ 435,846
   Other Income                             695              695
                                    ------------     ------------
     Total Revenue                      389,843   12%    436,541    12%     13.7%

Expenses
     DP and Communication                     -                -
     Occupancy and Equipment                  -                -
     Other                                    -                -
     Salaries and Employee Benefits     104,715          114,558
                                    ------------     ------------
   Operating Expenses                   243,026   10%    268,083    10%     11.5%

EBITDA                                  146,817   15%    168,458    15%     17.7%
Margin                                     37.7%            38.6%

   Depreciation and Amortization         40,856           42,490             7.9%
                                    ------------     ------------
EBIT                                    105,961   20%    125,968    19%     22.6%
Margin                                     27.2%            28.9%

   Interest                              12,555           13,736
                                    ------------     ------------
Pretax Income                            93,406   21%    112,232    20%     23.4%

Provision for Income Taxes               37,829           44,893
                                    ------------     ------------

Net Income                              $55,577   23%    $67,340    21%     25.1%
                                    ============     ============
Margin                                     14.3%            15.4%

   ----------------------------------------
   (1) Excludes one-time items: $3.5 million gain related to the termination of call options on warrants held by First USA; and $15.5 million charge due to the GENSAR acquisition in 1996. $5.0 million gain related to the termination of a non-compete agreement with First USA, $6.8 million related to the divestiture of certain agent bank contracts, $0.6 million gain from sale of terminal leasing portfolio, $0.3 million gain from sale of Ask Technical Group, and $6.0 million gain from sale of interest in PHH venture; and a $5.0 million charge for write-off of GENSAR assets and a $12.5 million charge due to the First USA/Banc One merger in 1997. All figures are pre-tax.

        [MERRILL LYNCH LOGO HERE]-----------------------------------------------

Project Alpha Valuation Analysis
--------------------------------------------------------------------------------
Summary Fiscal Year Historical Financial Data
(Dollars in thousands)

                                                                                          Historical
                                                     LTM or At                     Fiscal Year Ended June 30,
                                                    December 31,           ------------------------------------------
                                                       1998                       1998                 1997
                                                   -------------              ------------        -------------
Balance Sheet
-------------
       Purchased merchant portfolios,
             goodwill, and other intg, net             $395,140                 $333,528             $352,503
       Total assets                                     891,096                  649,383              631,000
       Borrowings                                        84,019                   55,049               75,140
       Stockholder's equity                             419,740                  399,072              359,415
       Tangible equity                                   24,600                   65,544                6,912 (1)

Income Statement
----------------
       Total Revenue                                   $229,982     3.8%        $221,486     19.0%   $186,143       48.0%

              Operating Expenses                        155,429     2.2%         152,051     17.7%    129,174       39.6%
       EBITDA                                            74,553     7.4%          69,435     21.9%     56,969       71.3%
                      Margin                               32.4%                    31.3%                30.6%

       EBIT                                              45,468     7.3%          42,372     16.4%     36,397       42.2%
                      Margin                               19.8%                    19.1%                19.6%

       Pretax Income                                     39,291     9.5%          35,886     13.9%     31,513       32.7%
       Net Income                                        21,961     8.8%          20,188    (28.5)%    28,223       37.9%
                      Margin                                9.5%                     9.1%                15.2%

Capitalization Ratios
---------------------
       Tangible Equity/ Assets                              2.76%                   10.09%                1.10%

Processing Data (in millions)(4)
----------------------------
Bankcard sales volume processed                         $29,400 (5)              $49,323              $41,302
Total items processed                                     1,200 (5)                1,878                1,333

                                                                                 Historical
                                                                         Fiscal Year Ended June 30,
                                                   ---------------------------------------------------------------------  1993-1998
                                                       1996                  1995                  1994         1993        CAGR
                                                   -------------          ------------          -----------  -----------   --------
Balance Sheet
-------------
       Purchased merchant portfolios,
             goodwill, and other intg, net              $88,894               $40,024               $3,930       $2,290      NM
       Total assets                                     290,221                84,038               37,805       24,500      NM
       Borrowings                                           690                 4,000(3)                NA           NA      NM
       Stockholder's equity                             231,064                47,232               14,728       11,683      NM
       Tangible equity                                  142,170 (2)             7,208               10,798        9,393      NM

Income Statement
----------------
       Total Revenue                                   $125,811      42.1%    $88,527     37.5%    $64,379      $51,678      33.8%

              Operating Expenses                         92,548      27.6%     72,518     35.7%     53,438       44,208      28.0
       EBITDA                                            33,263     107.8%     16,009     46.3%     10,941        7,470      56.2
                      Margin                               26.4%                 18.1%                17.0%        14.5%

       EBIT                                              25,594     116.9%     11,799     29.0%      9,147        6,195      46.9
                      Margin                               20.3%                 13.3%                14.2%        12.0%

       Pretax Income                                     23,752     111.9%     11,210     26.8%      8,840        5,833      43.8
       Net Income                                        20,462     158.4%      7,920     24.7%      6,351        4,119      37.4
                      Margin                               16.3%                  8.9%                 9.9%         8.0%

Capitalization Ratios
---------------------
       Tangible Equity/ Assets                            48.99%                 8.58%               28.56%       38.34%     NM

Processing Data (in millions)(4)
----------------------------
Bankcard sales volume processed                         $30,876               $20,059              $18,426      $13,468      29.6%
Total items processed                                       574                   359                  322          238      51.2

-------------------------
    (1)  Acquired GENSAR Holdings Inc on 8/19/96
    (2)  Initial Public Offering for PTI on 3/22/96
    (3)  Loan payable to First USA, as reported in PTI 10K
    (4)  As reported by PTI
    (5)  For the six months ended 12/31/98



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                                                                              14